Exhibit 99.1

Hain Celestial Reports Fourth Quarter and Fiscal Year 2019 Financial Results

Successful Continued Execution of Transformational Strategic Plan

Third Consecutive Quarter of Sequential Adjusted Margin Improvement

Provides Fiscal Year 2020 Guidance

Lake Success, NY, August 29, 2019—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the fourth quarter and fiscal year ended June 30, 2019. The results contained herein are presented with the Hain Pure Protein operating segment being treated as a discontinued operation.

“We are pleased with our team’s solid execution on our transformational strategic plan during the fourth quarter. Our financial results demonstrate the third consecutive quarter of sequential adjusted margin improvement along with key operational improvements in the United States and internationally,” commented Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer. “In a very short period of time, we have started to make significant progress on our key strategies in the United States including simplifying the portfolio, strengthening our core capabilities and expanding margins and cash flow. The team is delivering on the plan we outlined at our Investor Day in February which was to first get smaller and more profitable so that we could then focus our resources on reinvigorating profitable topline growth in a core set of brands by optimizing in-store assortment, building innovation and enhancing marketing. For fiscal 2020, we remain confident in our ability to generate significant further improvements in overall profit across our business and in building the foundation for future accelerated growth.”

FINANCIAL HIGHLIGHTS1

Summary of Fourth Quarter Results from Continuing Operations2

•	Net sales decreased 10% to $557.7 million compared to the prior year period.

•	Net sales decreased 7% on a constant currency basis compared to the prior year period.

•

When adjusted for Foreign Exchange and Acquisitions, Divestitures and certain other items, including the Project Terra Stock Keeping Unit (“SKU”) rationalization[3], net sales decreased 6% compared to the prior year period.

•	Gross margin of 19.0%, a 120 basis point decrease over the prior year period and a 190 basis point decrease from the third quarter of fiscal 2019.

•	Adjusted gross margin of 23.0%, a 190 basis point increase over the prior year period and a 140 basis point increase from the third quarter of fiscal 2019.

[1]

This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided herein in the tables “Reconciliation of GAAP Results to Non-GAAP Measures.”

[2]	Unless otherwise noted all results included in this press release are from continuing operations.
[3]	Refer to “Net Sales Growth at Constant Currency and Adjusted for Acquisitions, Divestitures and Other” provided herein.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

•	Operating income of $0.7 million compared to $16.6 million in the prior year period and $23.9 million in the third quarter of fiscal 2019.

•	Adjusted operating income of $40.5 million compared to $44.5 million in the prior year period and $38.9 million in the third quarter of fiscal 2019.

•	Net loss of $7.7 million compared to $4.6 million in the prior year period and net income of $10.1 million in the third quarter of fiscal 2019.

•	Adjusted net income of $22.4 million compared to $27.7 million in prior year period and $21.7 million in the third quarter of fiscal 2019.

•	EBITDA of $25.9 million compared to $45.8 million in the prior year period and $41.5 million in the third quarter of fiscal 2019.

•	EBITDA margin of 4.6%, a 280 basis point decrease compared to the prior year period and 230 basis point decrease from the third quarter of fiscal 2019.

•	Adjusted EBITDA of $57.0 million compared to $61.4 million in the prior year period and $55.5 million in the third quarter of fiscal 2019.

•	Adjusted EBITDA margin of 10.2%, a 30 basis point increase compared to the prior year period and a 90 basis point increase from the third quarter of fiscal 2019.

•	Loss per diluted share of $0.07 compared to $0.04 in the prior year period and earnings per diluted share (“EPS”) of $0.10 in the third quarter of fiscal 2019.

•	Adjusted EPS of $0.21 compared to $0.27 in the prior year period and $0.21 in the third quarter of fiscal 2019.

Summary of Fiscal Year 2019 Results from Continuing Operations2

•	Net sales decreased 6% to $2,302.5 million compared to the prior year.

•	Net sales decreased 4% on a constant currency basis compared to the prior year.

•	When adjusted for Foreign Exchange and Acquisitions, Divestitures and certain other items, including the Project Terra SKU rationalization[3], net sales decreased 2% compared to the prior year.

•	Gross margin of 19.3%, a 170 basis point decrease over the prior year.

•	Adjusted gross margin of 21.0%, a 110 basis point decrease over the prior year.

•	Operating loss of $14.9 million compared to operating income of $106.0 million in the prior year.

•	Adjusted operating income of $130.2 million compared to $186.1 million in the prior year.

•	Net loss of $49.9 million compared to net income of $82.4 million in the prior year.

•	Adjusted net income of $68.7 million compared to $121.3 million in prior year.

•	EBITDA of $80.7 million compared to $197.2 million in the prior year.

•	EBITDA margin of 3.5%, a 450 basis point decrease compared to the prior year.

•	Adjusted EBITDA of $191.4 million compared to $255.9 million in the prior year.

•	Adjusted EBITDA margin of 8.3%, a 210 basis point decrease compared to the prior year.

•	Loss per diluted share of $0.48 compared to EPS of $0.79 in the prior year.

•	Adjusted EPS of $0.66 compared to $1.16 in the prior year.

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

Hain Celestial United States

Hain Celestial United States net sales in the fourth quarter were $239.8 million, a decrease of 11% over the prior year period. When adjusted for Acquisitions, Divestitures and certain other items including the Project Terra SKU rationalization3, net sales decreased 8% over the prior year period. Segment operating loss in the fourth quarter was $2.6 million, a 114% decrease from the prior year period and a 115% decrease from the third quarter of fiscal 2019. Adjusted operating income was $20.3 million, a 12% decrease over the prior year period and a 7% decrease from the third quarter of fiscal 2019. Segment EBITDA in the fourth quarter was $6.0 million, a 73% decrease from the prior year period and a 71% decrease from the third quarter of fiscal 2019. Adjusted EBITDA was $24.2 million, a 10% decrease over the prior year period and a 5% decrease from the third quarter of 2019.

Hain Celestial United States net sales in fiscal year 2019 were $1,009.4 million, a decrease of 7% over the prior year. When adjusted for Acquisitions, Divestitures and certain other items including the Project Terra SKU rationalization3, net sales decreased 4% over the prior year. Segment operating income in fiscal year 2019 was $23.9 million, a 72%

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

decrease from the prior year. Adjusted operating income was $63.2 million, a 44% decrease over the prior year. Segment EBITDA in fiscal year 2019 was $44.6 million, a 59% decrease from the prior year. Adjusted EBITDA was $77.9 million, a 40% decrease over the prior year.

Hain Celestial United Kingdom

Hain Celestial United Kingdom net sales in the fourth quarter were $214.4 million, a decrease of 10% over the prior year period. When adjusted for Foreign Exchange, Acquisitions and Divestitures and certain other items3 net sales decreased 5% over the prior year period. The net sales decrease compared to the prior year period was driven by 14% and 7% declines from Hain Daniels and Ella’s Kitchen®, respectively, partially offset by 3% growth from Tilda®, or 9% and 2% declines from Hain Daniels and Ella’s Kitchen®, respectively, and 8% growth from Tilda®, after adjusting for Foreign Exchange, Acquisitions and Divestitures and certain other items3. The results for the United Kingdom segment compared to the prior year period were primarily driven by declines from the New Covent Garden Soup Co.®, Yorkshire Provender® and Johnson’s Juice Co.™ brands and private label sales, offset in part by growth in the Linda McCartney®, Hartley’s® and Cully & Sully® brands. Segment operating income was $15.6 million, an 18% decrease over the prior year period and a 14% decrease from the third quarter of fiscal 2019. Adjusted operating income was $22.3 million, an increase of 10% over the prior year period and a 17% increase from the third quarter of fiscal 2019. Segment EBITDA in the fourth quarter was $27.1 million, a 1% increase from the prior year period and a 5% increase from the third quarter of fiscal 2019. Adjusted EBITDA was $29.4 million, a 7% increase over the prior year period and 10% increase from the third quarter of 2019.

Hain Celestial United Kingdom net sales in fiscal year 2019 were $885.5 million, a decrease of 6% over the prior year. When adjusted for Foreign Exchange, Acquisitions and Divestitures and certain other items3 net sales decreased 1% over the prior year. The results for the United Kingdom segment compared to the prior year reflected a 9% decline in Hain Daniels, or 4% after adjusting for Foreign Exchange, Acquisitions and Divestitures and certain other items3, primarily driven by declines from the New Covent Garden Soup Co.® and Johnson’s Juice Co.™ brands and private label sales, offset in part by growth in the Linda McCartney® and Hartley’s® brands. This was partially offset by 3% growth from Tilda® and 1% growth from Ella’s Kitchen®, or 8% and 5% growth, respectively, after adjusting for Foreign Exchange, Acquisitions and Divestitures and certain other items3. Segment operating income was $52.4 million, a 7% decrease over the prior year. Adjusted operating income was $70.2 million, flat compared to the prior year. Segment EBITDA in fiscal year 2019 was $90.9 million, a 2% increase from the prior year. Adjusted EBITDA was $99.5 million, a 1% decrease over the prior year.

Rest of World

Rest of World net sales in the fourth quarter were $103.5 million, a decrease of 7% over the prior year period. When adjusted for Foreign Exchange, Acquisitions and Divestitures and certain other items3 net sales decreased 1% over the prior year period. Net sales for Hain Celestial Canada decreased 8% compared to the prior year period, or 2% after adjusting for Foreign Exchange, Acquisitions and Divestitures and certain other items3, primarily driven by declines from the Sensible Portions®, Europe’s Best® and Spectrum® Organics brands, offset in part by growth from the Live Clean® and Yves Veggie Cuisine® brands. Net sales for Hain Celestial Europe increased 1%, or 7% on a constant currency basis, primarily driven by growth from the Natumi® brand and private label sales, offset in part by declines from the Dream® and Joya® brands. Net sales for Hain Ventures, formerly known as Cultivate Ventures, decreased 29%, or 29% after adjusting for Acquisitions and Divestitures and certain other items3, primarily driven by declines from the BluePrint®, DeBoles® and SunSpire® brands, offset in part by growth from private label sales. Segment operating income in the fourth quarter was $5.7 million, a 29% decrease over the prior year period and a 47% decrease from the third quarter of fiscal 2019. Adjusted operating income was $11.2 million, a 13% increase over the prior year period and a 1% decrease from the third quarter of fiscal 2019. Segment EBITDA in the fourth quarter was $8.0 million, a 33% decrease from the prior year period and a 43% decrease from the third quarter of fiscal 2019. Adjusted EBITDA was $14.6 million, a 13% increase over the prior year period and a 1% increase from the third quarter of 2019.

Rest of World net sales in fiscal year 2019 were $407.6 million, a decrease of 6% over the prior year. When adjusted for Foreign Exchange, Acquisitions and Divestitures and certain other items3 net sales decreased 1% over the prior year. Net sales for Hain Celestial Canada decreased 8% compared to the prior year, or 2% after adjusting for Foreign Exchange, Acquisitions and Divestitures and certain other items3, primarily driven by declines from the Europe’s Best®, Dream® and Spectrum® Organics brands and private label sales, offset in part by growth from the Live

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

Clean®, Sensible Portions® and Yves Veggie Cuisine® brands. Net sales for Hain Celestial Europe decreased 1%, or increased 4% on a constant currency basis, primarily driven by strong performance from the Joya® and Natumi® brands and private label sales, offset in part by declines from the Lima®, Danival® and Dream® brands. Net sales for Hain Ventures, formerly known as Cultivate Ventures, decreased 20%, or 18% after adjusting for Acquisitions and Divestitures and certain other items3, primarily driven by declines from the BluePrint®, DeBoles® and SunSpire® brands, offset in part by growth from the GG UniqueFiber™ brand and private label sales. Segment operating income in fiscal year 2019 was $32.8 million, a 15% decrease over the prior year. Adjusted operating income was $41.0 million, a 4% decrease over the prior year. Segment EBITDA in fiscal year 2019 was $44.0 million, a 13% decrease from the prior year. Adjusted EBITDA was $53.3 million, flat compared to the prior year.

Hain Pure Protein Discontinued Operations

As previously disclosed on May 5, 2018, the results of operations, financial position and cash flows related to the operations of the Hain Pure Protein business segment have been moved to discontinued operations in the current and prior periods. On February 15, 2019, the Company completed the sale of substantially all of the assets used primarily for the Plainville Farms business and on June 28, 2019 the Company completed the sale of its equity interest in Hain Pure Protein Corporation, which included the FreeBird® and Empire Kosher® businesses. Net sales for Hain Pure Protein in the fourth quarter were $58.7 million, a decrease of 48% compared to the prior year period. Net loss from discontinued operations, net of tax in the fourth quarter was $5.9 million and included loss on sale of $0.6 million.

For fiscal year 2019, net sales for Hain Pure Protein were $408.1 million, a decrease of 20% compared to the prior year. Net loss from discontinued operations, net of tax for fiscal year 2019 was $133.4 million and included a $80.0 million non-cash impairment charge and a loss on sale of $30.0 million.

Fiscal Year 2020 Guidance

The Company expects the following for fiscal year 2020 pro forma results excluding the contribution from its recently announced completed sale of Tilda®:

Fiscal Year 2020
	Reported	Constant Currency
Adjusted EBITDA	$168 Million to $192 Million	$173 Million to $198 Million
% Growth	+2% to +16%	+5% to +20%
Adjusted EPS	$0.59 to $0.72	$0.62 to $0.75
% Growth	-2% to +20%	+3% to +25%

Guidance, where adjusted, is provided on a non-GAAP basis and excludes acquisition-related expenses; integration charges; restructuring charges, start-up costs, consulting fees and other costs associated with Project Terra; unrealized net foreign currency gains or losses, and other non-recurring items that may be incurred during the Company’s fiscal year 2020, which the Company will continue to identify as it reports its future financial results. Guidance also excludes the impact of any future acquisitions and divestitures.

The Company cannot reconcile its expected Adjusted EBITDA to net income or adjusted earnings per diluted share to earnings per diluted share under “Fiscal Year 2020 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time.

Contact:

James Langrock / Katie Turner

The Hain Celestial Group, Inc.

516-587-5000

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

(unaudited and dollars in thousands)	United States	United Kingdom	Rest of World	Corporate/ Other	Total
Net Sales
Net sales - Three months ended 6/30/19	$239,821	$214,367	$103,494	$—	$557,682

Net sales - Three months ended 6/30/18	$269,857	$239,061	$110,680	$—	$619,598

% change - FY’19 net sales vs. FY’18 net sales	(11.1)%	(10.3)%	(6.5)%		(10.0)%

Operating income (loss)
Three months ended 6/30/19
Operating (loss) income	$(2,585)	$15,591	$5,742	$(18,008)	$740
Non-GAAP adjustments (1)	22,934	6,719	5,447	4,706	39,806

Adjusted operating income (loss)	$20,349	$22,310	$11,189	$(13,302)	$40,546

Operating (loss) income margin	(1.1)%	7.3%	5.5%		0.1%
Adjusted operating income margin	8.5%	10.4%	10.8%		7.3%

Three months ended 6/30/18
Operating income (loss)	$18,623	$18,984	$8,069	$(29,096)	$16,580
Non-GAAP adjustments (1)	4,571	1,257	1,862	20,211	27,901

Adjusted operating income (loss)	$23,194	$20,241	$9,931	$(8,885)	$44,481

Operating income margin	6.9%	7.9%	7.3%		2.7%
Adjusted operating income margin	8.6%	8.5%	9.0%		7.2%

(1)	See accompanying table of “Reconciliation of GAAP Results to Non-GAAP Measures”

(unaudited and dollars in thousands)	United States	United Kingdom	Rest of World	Corporate/ Other	Total
Net Sales
Net sales - Twelve months ended 6/30/19	$1,009,406	$885,488	$407,574	$—	$2,302,468

Net sales - Twelve months ended 6/30/18	$1,084,871	$938,029	$434,869	$—	$2,457,769

% change - FY’19 net sales vs. FY’18 net sales	(7.0)%	(5.6)%	(6.3)%		(6.3)%

Operating (loss) income
Twelve months ended 6/30/19
Operating income (loss)	$23,864	$52,413	$32,820	$(123,983)	$(14,886)
Non-GAAP adjustments (1)	39,347	17,769	8,179	79,781	145,076

Adjusted operating income (loss)	$63,211	$70,182	$40,999	$(44,202)	$130,190

Operating income (loss) margin	2.4%	5.9%	8.1%		(0.6)%
Adjusted operating income margin	6.3%	7.9%	10.1%		5.7%

Twelve months ended 6/30/18
Operating income (loss)	$86,319	$56,046	$38,660	$(74,985)	$106,040
Non-GAAP adjustments (1)	26,841	14,227	3,985	34,980	80,033

Adjusted operating income (loss)	$113,160	$70,273	$42,645	$(40,005)	$186,073

Operating income margin	8.0%	6.0%	8.9%		4.3%
Adjusted operating income margin	10.4%	7.5%	9.8%		7.6%

(1)	See accompanying table of “Reconciliation of GAAP Results to Non-GAAP Measures”

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

Webcast Presentation

Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.

The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Arrowhead Mills®, Bearitos®, Better Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth’s Best®, Ella’s Kitchen®, Europe’s Best®, Farmhouse Fare™, Frank Cooper’s®, Gale’s®, Garden of Eatin’®, GG UniqueFiber™, Hain Pure Foods®, Hartley’s®, Health Valley®, Imagine™, Johnson’s Juice Co.™, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Rice Dream®, Robertson’s®, Rudi’s Gluten-Free Bakery™, Rudi’s Organic Bakery®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, SunSpire®, Terra®, The Greek Gods®, Walnut Acres®, WestSoy®, Yorkshire Provender®, Yves Veggie Cuisine® and William’s™. The Company’s personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth’s Best®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including Project Terra, the Company’s Guidance for Fiscal Year 2020 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, political uncertainty in the United Kingdom and the negotiation of its exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, general economic and financial market conditions, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to execute and realize cost savings initiatives, including SKU rationalization plans, the impact of our debt and our credit agreements on our financial condition and our business, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our current and former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, our ability to integrate past acquisitions, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.

Non-GAAP Financial Measures

This press release and the accompanying tables include non-GAAP financial measures, including net sales adjusted for the impact of Foreign Exchange, Acquisitions and Divestitures and certain other items, including SKU rationalization, as applicable in each case, adjusted operating income, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, EBITDA, Adjusted EBITDA and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three and twelve months ended June 30, 2019 and 2018 and the three months ended March 31, 2019 and in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less capital expenditures. The Company views Operating Free Cash Flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

For the three and twelve months ended June 30, 2019 and 2018, Operating Free Cash Flow from continuing operations was calculated as follows:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2019	2018	2019	2018
	(unaudited and dollars in thousands)
Cash flow provided by operating activities - continuing operations	$37,476	$53,938	$49,519	$121,308
Purchases of property, plant and equipment	(21,236)	(22,523)	(77,128)	(70,891)

Operating Free Cash Flow - continuing operations	$16,240	$31,415	$(27,609)	$50,417

The Company’s Operating Free Cash Flow from continuing operations was $16.2 million for the three months ended June 30, 2019, a decrease of $15.2 million from the three months ended June 30, 2018. This decrease resulted primarily from a decrease in net (loss) income adjusted for non-cash charges. The Company’s Operating Free Cash Flow from continuing operations was negative $27.6 million for the twelve months ended June 30, 2019, a decrease of $78.0 million from the twelve months ended June 30, 2018. This decrease resulted primarily from a decrease in net income adjusted for non-cash charges and increased capital expenditures in the current year, offset in part by cash provided by working capital accounts.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

The Company provides net sales adjusted for constant currency, acquisitions and divestitures, and certain other items including SKU rationalization, as applicable in each case, to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines EBITDA as net (loss) income from continuing operations (a GAAP measure) before income taxes, net interest expense, depreciation and amortization, equity in net loss (income) of equity-method investees, stock-based compensation, net, stock-based compensation expense in connection with the Succession Plan, long-lived asset and intangible impairments and unrealized currency gains and losses. The Company defines segment EBITDA as operating income (a GAAP measure) before depreciation and amortization, stock-based compensation, net and long-lived asset impairments. Adjusted EBITDA is defined as EBITDA before acquisition-related expenses, including integration and restructuring charges, and other non-recurring items. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

For the three and twelve months ended June 30, 2019 and 2018, EBITDA and Adjusted EBITDA from continuing operations was calculated as follows:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2019	2018	2019	2018
	(unaudited and dollars in thousands)
Net (loss) income	$(13,551)	$(69,941)	$(183,314)	$9,694
Net loss from discontinued operations	(5,897)	(65,385)	(133,369)	(72,734)

Net (loss) income from continuing operations	$(7,654)	$(4,556)	$(49,945)	$82,428

(Benefit) provision for income taxes	(1,018)	10,629	(2,697)	(887)
Interest expense, net	8,877	6,804	32,970	24,339
Depreciation and amortization	14,840	15,670	56,914	60,809
Equity in net loss (income) of equity-method investees	264	(235)	655	(339)
Stock-based compensation, net	4,001	3,122	9,503	13,380
Stock-based compensation expense in connection with Chief Executive Officer Succession Agreement	—	(2,203)	429	(2,203)
Goodwill impairment	—	7,700	—	7,700
Long-lived asset and intangibles impairment	10,010	5,743	33,719	14,033
Unrealized currency (gains)/losses	(3,401)	3,143	(850)	(2,027)

EBITDA	$25,919	$45,817	$80,698	$197,233

Project Terra costs and other	10,494	4,276	39,958	18,026
Chief Executive Officer Succession Plan expense, net	—	2,723	29,727	2,723
Proceeds from insurance claims	(4,460)	—	(4,460)	—
Accounting review and remediation costs, net of insurance proceeds	—	2,887	4,334	9,293
Warehouse/manufacturing facility start-up costs	8,107	3,024	17,636	4,179
SKU rationalization	10,346	—	12,381	4,913
Plant closure related costs	3,954	1,567	7,457	5,513
Realized currency loss on repayment of international loans	2,706	—	2,706	—
Litigation and related expenses	455	780	1,517	1,015
Gain on sale of business	(534)	—	(534)	—
Losses on terminated chilled desserts contract	—	—	—	6,553
Co-packer disruption	—	—	—	3,692
Regulated packaging change	—	—	—	1,007
Toys “R” Us bad debt	—	—	—	897
Recall and other related costs	—	307	—	580
Machine break-down costs	—	—	—	317

Adjusted EBITDA	$56,987	$61,381	$191,420	$255,941

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Consolidated Balance Sheets

(unaudited and in thousands)

	June 30,	June 30,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$39,526	$106,557
Accounts receivable, net	236,945	252,708
Inventories	364,887	391,525
Prepaid expenses and other current assets	60,429	59,946
Current assets of discontinued operations	—	240,851

Total current assets	701,787	1,051,587
Property, plant and equipment, net	328,362	310,172
Goodwill	1,008,979	1,024,136
Trademarks and other intangible assets, net	465,211	510,387
Investments and joint ventures	18,890	20,725
Other assets	59,391	29,667

Total assets	$2,582,620	$2,946,674

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$238,298	$229,993
Accrued expenses and other current liabilities	118,940	116,001
Current portion of long-term debt	25,919	26,605
Current liabilities of discontinued operations	—	49,846

Total current liabilities	383,157	422,445
Long-term debt, less current portion	613,537	687,501
Deferred income taxes	51,910	86,909
Other noncurrent liabilities	14,697	12,770

Total liabilities	1,063,301	1,209,625
Stockholders’ equity:
Common stock	1,088	1,084
Additional paid-in capital	1,158,257	1,148,196
Retained earnings	695,017	878,516
Accumulated other comprehensive loss	(225,004)	(184,240)

	1,629,358	1,843,556
Treasury stock	(110,039)	(106,507)

Total stockholders’ equity	1,519,319	1,737,049

Total liabilities and stockholders’ equity	$2,582,620	$2,946,674

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Consolidated Statements of Operations

(unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2019	2018	2019	2018
Net sales	$557,682	$619,598	$2,302,468	$2,457,769
Cost of sales	451,605	494,501	1,857,255	1,942,321

Gross profit	106,077	125,097	445,213	515,448
Selling, general and administrative expenses	85,566	83,048	340,949	341,634
Amortization of acquired intangibles	3,727	4,343	15,294	18,202
Project Terra costs and other	10,494	4,276	40,107	18,026
Chief Executive Officer Succession Plan expense, net	—	520	30,156	520
Proceeds from insurance claims	(4,460)	—	(4,460)	—
Accounting review and remediation costs, net of insurance proceeds	—	2,887	4,334	9,293
Goodwill impairment	—	7,700	—	7,700
Long-lived asset and intangibles impairment	10,010	5,743	33,719	14,033

Operating income (loss)	740	16,580	(14,886)	106,040
Interest and other financing expense, net	10,166	7,382	36,078	26,925
Other (income)/expense, net	(1,018)	3,360	1,023	(2,087)

(Loss) income from continuing operations before income taxes and equity in net loss (income) of equity-method investees	(8,408)	5,838	(51,987)	81,202
(Benefit) provision for income taxes	(1,018)	10,629	(2,697)	(887)
Equity in net loss (income) of equity-method investees	264	(235)	655	(339)

Net (loss) income from continuing operations	$(7,654)	$(4,556)	$(49,945)	$82,428
Net loss from discontinued operations, net of tax	(5,897)	(65,385)	(133,369)	(72,734)

Net (loss) income	$(13,551)	$(69,941)	$(183,314)	$9,694

Net (loss) income per common share:
Basic net (loss) income per common share from continuing operations	$(0.07)	$(0.04)	$(0.48)	$0.79
Basic net loss per common share from discontinued operations	(0.06)	(0.63)	(1.28)	(0.70)

Basic net (loss) income per common share	$(0.13)	$(0.67)	$(1.76)	$0.09

Diluted net (loss) income per common share from continuing operations	$(0.07)	$(0.04)	$(0.48)	$0.79
Diluted net loss per common share from discontinued operations	(0.06)	(0.63)	(1.28)	(0.70)

Diluted net (loss) income per common share	$(0.13)	$(0.67)	$(1.76)	$0.09

Shares used in the calculation of net (loss) income per common share:
Basic	104,167	103,927	104,076	103,848

Diluted	104,167	103,927	104,076	104,477

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Consolidated Statements of Cash Flows

(unaudited and dollars in thousands)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(13,551)	$(69,941)	$(183,314)	$9,694
Net loss from discontinued operations	(5,897)	(65,385)	(133,369)	(72,734)

Net (loss) income from continuing operations	(7,654)	(4,556)	(49,945)	82,428
Adjustments to reconcile net (loss) income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	14,840	15,670	56,914	60,809
Deferred income taxes	(1,137)	8,612	(25,790)	(21,503)
Equity in net loss (income) of equity-method investees	264	(235)	655	(339)
Stock-based compensation, net	4,001	919	9,932	11,177
Impairment charges	10,010	13,443	33,719	21,733
Other non-cash items, net	(2,478)	1,284	1,225	(741)
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	30,018	(843)	21,194	(24,841)
Inventories	27,824	(1,681)	20,648	(45,036)
Other current assets	(6,073)	(1,116)	(5,758)	(9,269)
Other assets and liabilities	(1,551)	(7,763)	3,697	(2,396)
Accounts payable and accrued expenses	(30,588)	30,204	(16,972)	49,286

Net cash provided by operating activities - continuing operations	37,476	53,938	49,519	121,308

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(21,236)	(22,523)	(77,128)	(70,891)
Acquisitions of businesses, net of cash acquired	—	696	—	(12,368)
Proceeds from sale of assets and other	3,282	614	7,145	738

Net cash used in investing activities - continuing operations	(17,954)	(21,213)	(69,983)	(82,521)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	45,000	20,000	285,000	65,000
Repayments under bank revolving credit facility	(82,000)	(45,035)	(268,791)	(400,220)
Borrowings under term loan	—	—	—	299,245
Repayments under term loan	(78,750)	(3,750)	(90,000)	(3,750)
Proceeds from (funding of) discontinued operations entities	73,480	(4,401)	36,029	(21,568)
Borrowings (repayments) of other debt, net	1,599	(4,107)	(3,171)	(996)
Shares withheld for payment of employee payroll taxes	(461)	(340)	(3,532)	(7,193)

Net cash used in financing activities - continuing operations	(41,132)	(37,633)	(44,465)	(69,482)

Effect of exchange rate changes on cash	(878)	(5,687)	(2,102)	197
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash used in operating activities	(911)	(2,303)	(8,250)	(14,086)
Cash provided by (used in) investing activities	70,683	(2,221)	37,941	(10,752)
Cash (used in) provided by financing activities	(73,450)	4,350	(36,151)	21,361

Net cash flows used in discontinued operations	(3,678)	(174)	(6,460)	(3,477)

Net decrease in cash and cash equivalents	(26,166)	(10,769)	(73,491)	(33,975)
Cash and cash equivalents at beginning of period	65,692	123,786	113,017	146,992

Cash and cash equivalents at end of period	$39,526	$113,017	$39,526	$113,017
Less: cash and cash equivalents of discontinued operations	—	(6,460)	—	(6,460)

Cash and cash equivalents of continuing operations at end of period	$39,526	$106,557	$39,526	$106,557

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Reconciliation of GAAP Results to Non-GAAP Measures

(unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,
	2019 GAAP	Adjustments	2019 Adjusted	2018 GAAP	Adjustments	2018 Adjusted
Net sales	$557,682	—	$557,682	$619,598	—	$619,598
Cost of sales	451,605	(22,314)	429,291	494,501	(5,346)	489,155
Gross profit	106,077	22,314	128,391	125,097	5,346	130,443
Operating expenses (a)	99,303	(11,459)	87,844	93,134	(7,172)	85,962
Project Terra costs and other	10,494	(10,494)	—	4,276	(4,276)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	520	(520)	—
Proceeds from insurance claims	(4,460)	4,460	—	—	—	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	2,887	(2,887)	—
Goodwill impairment	—	—	—	7,700	(7,700)	—
Operating income	740	39,807	40,547	16,580	27,901	44,481
Interest and other expense (income), net (b)	9,147	882	10,029	10,742	(3,143)	7,599
(Benefit) provision for income taxes	(1,018)	8,912	7,894	10,629	(1,255)	9,374
Net (loss) income from continuing operations	(7,654)	30,013	22,359	(4,556)	32,299	27,743
Net (loss) income from discontinued operations, net of tax	(5,897)	5,897	—	(65,385)	65,385	—
Net (loss) income	(13,551)	35,910	22,359	(69,941)	97,684	27,743

Diluted net (loss) income per common share from continuing operations	(0.07)	0.29	0.21	(0.04)	0.31	0.27
Diluted net (loss) income per common share from discontinued operations	(0.06)	0.06	—	(0.63)	0.63	—
Diluted net (loss) income per common share	(0.13)	0.34	0.21	(0.67)	0.94	0.27

Detail of Adjustments:

	Three Months Ended	Three Months Ended
	June 30, 2019	June 30, 2018
Warehouse/manufacturing facility start-up costs	$8,107	$3,024
Plant closure related costs	3,861	2,015
SKU rationalization	10,346	—
Recall and other related costs	—	307

Cost of sales	22,314	5,346

Gross profit	22,314	5,346

Stock-based compensation acceleration	875	—
Intangibles impairment	—	5,632
Long-lived asset impairment charge associated with plant closure	10,010	111
Litigation and related expenses	455	780
Plant closure related costs	119	—
Accelerated Depreciation on software disposal	—	461
Warehouse/manufacturing facility start-up costs	—	188

Operating expenses (a)	11,459	7,172

Project Terra costs and other	10,494	4,276

Project Terra costs and other	10,494	4,276

Chief Executive Officer Succession Plan expense, net	—	520

Chief Executive Officer Succession Plan expense, net	—	520

Proceeds from insurance claims	(4,460)	—

Proceeds from insurance claims	(4,460)	—

Accounting review and remediation costs, net of insurance proceeds	—	2,887

Accounting review and remediation costs, net of insurance proceeds	—	2,887

Goodwill impairment	—	7,700

Goodwill impairment	—	7,700

Operating income	39,807	27,901

Unrealized currency gains	(3,401)	3,143
Realized currency loss on repayment of international loans	2,706	—
Gain on sale of business	(534)	—
Deferred financing cost write-off	347	—

Interest and other expense (income), net (b)	(882)	3,143

Income tax related adjustments	(8,912)	1,255

(Benefit) provision for income taxes	(8,912)	1,255

Net (loss) income from continuing operations	$30,013	$32,299

(a)	Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b)	Interest and other expense (income), net includes interest and other financing expenses, net and other expense (income), net.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Reconciliation of GAAP Results to Non-GAAP Measures

(unaudited and in thousands, except per share amounts)

	Twelve Months Ended June 30,
	2019 GAAP	Adjustments	2019 Adjusted	2018 GAAP	Adjustments	2018 Adjusted
Net sales	$2,302,468	—	$2,302,468	$2,457,769	—	$2,457,769
Cost of sales	1,857,255	(37,623)	1,819,632	1,942,321	(27,200)	1,915,121
Gross profit	445,213	37,623	482,836	515,448	27,200	542,648
Operating expenses (a)	389,962	(37,316)	352,646	373,869	(17,294)	356,575
Project Terra costs and other	40,107	(40,107)	—	18,026	(18,026)	—
Chief Executive Officer Succession Plan expense, net	30,156	(30,156)	—	520	(520)	—
Proceeds from insurance claims	(4,460)	4,460	—	—	—	—
Accounting review and remediation costs, net of insurance proceeds	4,334	(4,334)	—	9,293	(9,293)	—
Goodwill impairment	—	—	—	7,700	(7,700)	—
Operating (loss) income	(14,886)	145,076	130,190	106,040	80,033	186,073
Interest and other expense (income), net (b)	37,100	(1,669)	35,431	24,838	2,027	26,865
(Benefit) provision for income taxes	(2,697)	28,116	25,419	(887)	39,133	38,246
Net (loss) income from continuing operations	(49,945)	118,628	68,683	82,428	38,873	121,301
Net (loss) income from discontinued operations, net of tax	(133,369)	133,369	—	(72,734)	72,734	—
Net (loss) income	(183,314)	251,997	68,683	9,694	111,607	121,301

Diluted net (loss) income per common share from continuing operations	(0.48)	1.14	0.66	0.79	0.37	1.16
Diluted net (loss) income per common share from discontinued operations	(1.28)	1.28	—	(0.70)	0.70	—
Diluted net (loss) income per common share	(1.76)	2.42	0.66	0.09	1.07	1.16

Detail of Adjustments:

	Twelve Months Ended	Twelve Months Ended
	June 30, 2019	June 30, 2018
Warehouse/manufacturing facility start-up costs	$17,636	$4,179
Plant closure related costs	7,606	5,958
SKU rationalization	12,381	4,913
Recall and other related costs	—	580
Machine break-down costs	—	317
Losses on terminated chilled desserts contract	—	6,553
Co-packer disruption	—	3,692
Regulated packaging change	—	1,007

Cost of sales	37,623	27,200

Gross profit	37,623	27,200

Intangibles impairment	17,900	5,632
Long-lived asset impairment charge associated with plant closure	15,819	8,401
Litigation and related expenses	1,517	1,015
Stock-based compensation acceleration	1,458	700
Plant closure related costs	622	—
Toys “R” Us bad debt	—	897
Accelerated Depreciation on software disposal	—	461
Warehouse/manufacturing facility start-up costs	—	188

Operating expenses (a)	37,316	17,294

Project Terra costs and other	40,107	18,026

Project Terra costs and other	40,107	18,026

Chief Executive Officer Succession Plan expense, net	30,156	520

Chief Executive Officer Succession Plan expense, net	30,156	520

Proceeds from insurance claims	(4,460)	—

Proceeds from insurance claims	(4,460)	—

Accounting review and remediation costs, net of insurance proceeds	4,334	9,293

Accounting review and remediation costs, net of insurance proceeds	4,334	9,293

Goodwill impairment	—	7,700

Goodwill impairment	—	7,700

Operating (loss) income	145,076	80,033

Unrealized currency gains	(850)	(2,027)
Realized currency loss on repayment of international loans	2,706	—
Gain on sale of business	(534)	—
Deferred financing cost write-off	347	—

Interest and other expense (income), net (b)	1,669	(2,027)

Income tax related adjustments	(28,116)	(39,133)

(Benefit) provision for income taxes	(28,116)	(39,133)

Net (loss) income from continuing operations	$118,628	$38,873

(a)	Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b)	Interest and other expense (income), net includes interest and other financing expenses, net and other expense (income), net.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Net Sales Growth at Constant Currency

(unaudited and dollars in thousands)

	Hain	United	Rest of
	Consolidated	Kingdom	World
Net sales - Three months ended 6/30/19	$557,682	$214,367	$103,494
Impact of foreign currency exchange	17,036	12,225	4,811

Net sales on a constant currency basis - Three months ended 6/30/19	$574,718	$226,592	$108,305

Net sales - Three months ended 6/30/18	$619,598	$239,061	$110,680
Net sales growth on a constant currency basis	(7.2)%	(5.2)%	(2.1)%

	Hain	United	Rest of
	Consolidated	Kingdom	World
Net sales - Twelve months ended 6/30/19	$2,302,468	$885,488	$407,574
Impact of foreign currency exchange	52,622	36,122	16,500

Net sales on a constant currency basis - Twelve months ended 6/30/19	$2,355,090	$921,610	$424,074

Net sales - Twelve months ended 6/30/18	$2,457,769	$938,029	$434,869
Net sales growth on a constant currency basis	(4.2)%	(1.8)%	(2.5)%

Net Sales Growth at Constant Currency and Adjusted for Acquisitions, Divestitures and Other

	Hain		United	Rest of
	Consolidated	United States	Kingdom	World
Net sales on a constant currency basis - Three months ended 6/30/19	$574,718	$239,821	$226,592	$108,305
Net sales - Three months ended 6/30/18	$619,598	$269,857	$239,061	$110,680
Project Terra SKU rationalization	(10,445)	(9,335)	—	(1,110)

Net sales on a constant currency basis adjusted for acquisitions, divestitures and other - Three months ended 6/30/18	$609,153	$260,522	$239,061	$109,570

Net sales growth on a constant currency basis adjusted for acquisitions, divestitures and other	(5.7)%	(7.9)%	(5.2)%	(1.2)%

				Hain Celestial	Hain Celestial	Hain
	Tilda	Hain Daniels	Ella’s Kitchen	Europe	Canada	Ventures
Net sales growth - Three months ended 6/30/19	2.6%	(14.3)%	(7.3)%	0.6%	(7.8)%	(29.2)%
Impact of foreign currency exchange	5.3%	5.0%	5.4%	6.3%	3.4%	—%
Impact of Project Terra SKU rationalization	—%	—%	—%	—%	2.3%	0.5%

Net sales growth on a constant currency basis adjusted for acquisitions, divestitures and other - Three months ended 6/30/19	7.9%	(9.3)%	(1.9)%	6.9%	(2.1)%	(28.7)%

	Hain		United	Rest of
	Consolidated	United States	Kingdom	World
Net sales on a constant currency basis - Twelve months ended 6/30/19	$2,355,090	$1,009,406	$921,610	$424,074
Net sales - Twelve months ended 6/30/18	$2,457,769	$1,084,871	$938,029	$434,869
Acquisitions	4,335	—	4,335	—
Castle contract termination	(12,359)	—	(12,359)	—
Project Terra SKU rationalization	(43,310)	(38,226)	—	(5,084)

Net sales on a constant currency basis adjusted for acquisitions, divestitures and other - Twelve months ended 6/30/18	$2,406,435	$1,046,645	$930,005	$429,785

Net sales growth on a constant currency basis adjusted for acquisitions, divestitures and other	(2.1)%	(3.6)%	(0.9)%	(1.3)%

				Hain Celestial	Hain Celestial	Hain
	Tilda	Hain Daniels	Ella’s Kitchen	Europe	Canada	Ventures
Net sales growth - Twelve months ended 6/30/19	3.2%	(8.8)%	0.5%	(1.1)%	(7.9)%	(19.6)%
Impact of foreign currency exchange	4.3%	3.7%	4.1%	4.8%	3.9%	—%
Impact of acquisitions	—%	(0.6)%	—%	—%	—%	—%
Impact of castle contract termination	—%	1.8%	—%	—%	—%	—%
Impact of Project Terra SKU rationalization	—%	—%	—%	—%	2.1%	2.0%

Net sales growth on a constant currency basis adjusted for acquisitions, divestitures and other - Twelve months ended 6/30/19	7.5%	(3.9)%	4.6%	3.7%	(1.9)%	(17.6)%

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Segment EBITDA and Adjusted EBITDA

Three Months Ended

(unaudited and dollars in thousands)

United States

	June 30, 2019	March 31, 2019	June 30, 2018
Operating (Loss) Income	$(2,585)	$17,099	$18,623
Depreciation and amortization	3,235	3,274	3,670
Long-lived asset impairment	5,179	—	(286)
Other	172	499	71

EBITDA	$6,001	$20,872	$22,078

Project Terra costs and other	3,085	1,246	894
Warehouse/manufacturing facility start-up costs	7,974	3,101	2,943
Plant closure related costs	31	26	711
SKU rationalization	6,665	303	—
Realized currency loss on repayment of international loans	465	—	—
Recall and other related costs	—	—	307

Adjusted EBITDA	$24,221	$25,548	$26,933

United Kingdom

	June 30, 2019	March 31, 2019	June 30, 2018
Operating Income	$15,591	$18,147	$18,984
Depreciation and amortization	7,523	7,258	8,057
Long-lived asset impairment	4,393	—	—
Other	(445)	371	(190)

EBITDA	$27,062	$25,776	$26,851

Project Terra costs and other	(1,453)	896	272
Plant closure related costs	3,781	77	352

Adjusted EBITDA	$29,390	$26,749	$27,475

Rest of World

	June 30, 2019	March 31, 2019	June 30, 2018
Operating Income	$5,742	$10,868	$8,069
Depreciation and amortization	3,115	2,953	3,437
Long-lived asset impairment	438	—	397
Other	(1,344)	166	(4)

EBITDA	$7,951	$13,987	$11,899

Project Terra costs and other	1,074	17	419
Warehouse/manufacturing facility start-up costs	133	121	81
Plant closure related costs	84	93	504
SKU rationalization	3,681	202	—
Realized currency loss on repayment of international loans	2,241	—	—
Gain on sale of business	(534)	—	—

Adjusted EBITDA	$14,630	$14,420	$12,903

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Segment EBITDA and Adjusted EBITDA

Twelve Months Ended

(unaudited and dollars in thousands)

United States

	June 30, 2019	June 30, 2018
Operating Income	$23,864	$86,319
Depreciation and amortization	13,103	15,843
Long-lived asset impairment	6,510	5,446
Other	1,083	375

EBITDA	$44,561	$107,983

Project Terra costs and other	7,288	5,810
Warehouse/manufacturing facility start-up costs	16,843	2,943
Plant closure related costs	410	3,349
SKU rationalization	8,296	3,712
Realized currency loss on repayment of international loans	465	—
Co-packer disruption	—	3,372
Regulated packaging change	—	1,007
Toys “R” Us bad debt	—	897
Recall and other related costs	—	307

Adjusted EBITDA	$77,863	$129,380

United Kingdom

	June 30, 2019	June 30, 2018
Operating Income	$52,413	$56,046
Depreciation and amortization	29,711	31,095
Long-lived asset impairment	8,699	2,560
Other	78	(437)

EBITDA	$90,901	$89,264

Project Terra costs and other	2,431	1,090
Warehouse/manufacturing facility start-up costs	—	1,155
Plant closure related costs	6,187	1,514
Litigation and related expenses	29	—
Losses on terminated chilled desserts contract	—	6,553
Co-packer disruption	—	126
Machine break-down costs	—	317
Recall and other related costs	—	273

Adjusted EBITDA	$99,548	$100,292

Rest of World

	June 30, 2019	June 30, 2018
Operating Income	$32,819	$38,660
Depreciation and amortization	11,803	11,643
Long-lived asset impairment	610	397
Other	(1,202)	(332)

EBITDA	$44,031	$50,368

Project Terra costs and other	1,868	1,002
Warehouse/manufacturing facility start-up costs	793	81
Plant closure related costs	784	650
SKU rationalization	4,085	1,201
Realized currency loss on repayment of international loans	2,241	—
Gain on sale of business	(534)	—
Co-packer disruption	—	194

Adjusted EBITDA	$53,268	$53,496

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Segment Information

(unaudited and dollars in thousands)

	United States	United Kingdom	Rest of World	Corporate/ Other	Total
Net Sales
Net sales - Three months ended 3/31/19	$266,445	$227,206	$106,146	$—	$599,797

Operating income (loss)
Three months ended 3/31/19
Operating income (loss)	$17,099	$18,147	$10,868	$(22,249)	$23,865
Non-GAAP adjustments (1)	4,676	976	432	8,955	15,039

Adjusted operating income (loss)	$21,775	$19,123	$11,300	$(13,294)	$38,904

Operating income margin	6.4%	8.0%	10.2%		4.0%
Adjusted operating income margin	8.2%	8.4%	10.6%		6.5%

(1)	See accompanying table of “Reconciliation of GAAP Results to Non-GAAP Measures”

Consolidated EBITDA and Adjusted EBITDA

Three Months Ended March 31, 2019

(unaudited and dollars in thousands)

Net loss	$(65,837)
Net loss from discontinued operations	(75,925)

Net income from continuing operations	$10,088

Provision for income taxes	3,114
Interest expense, net	8,677
Depreciation and amortization	13,968
Equity in net loss of equity-method investees	205
Stock-based compensation, net	3,937
Unrealized currency losses	1,522

EBITDA	$41,511

Project Terra costs and other	9,259
Chief Executive Officer Succession Plan expense, net	455
Warehouse/manufacturing facility start-up costs	3,222
Plant closure related costs	184
SKU rationalization	505
Litigation and related expenses	371

Adjusted EBITDA	$55,507

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com

THE HAIN CELESTIAL GROUP, INC.

Reconciliation of GAAP Results to Non-GAAP Measures

(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2019 GAAP	Adjustments	2019 Adjusted
Net sales	$599,797	—	$599,797
Cost of sales	474,528	(4,153)	470,375
Gross profit	125,269	4,153	129,422
Operating expenses (a)	91,541	(1,023)	90,518
Project Terra costs and other	9,408	(9,408)	—
Chief Executive Officer Succession Plan expense, net	455	(455)	—
Operating income	23,865	15,039	38,904
Interest and other expense (income), net (b)	10,458	(1,522)	8,936
Provision for income taxes	3,114	4,963	8,077
Net income from continuing operations	10,088	11,598	21,686
Net (loss) income from discontinued operations, net of tax	(75,925)	75,925	—
Net (loss) income	(65,837)	87,523	21,686
Diluted net income per common share from continuing operations	0.10	0.11	0.21
Diluted net (loss) income per common share from discontinued operations	(0.73)	0.73	—
Diluted net (loss) income per common share	(0.63)	0.84	0.21

Detail of Adjustments:

Three Months Ended March 31, 2019
Warehouse/manufacturing facility start-up costs	$3,222
Plant closure related costs	426
SKU rationalization	505

Cost of sales	4,153

Gross profit	4,153

Stock-based compensation acceleration	583
Litigation and related expenses	371
Plant closure related costs	69

Operating expenses (a)	1,023

Project Terra costs and other	9,408

Project Terra costs and other	9,408

Chief Executive Officer Succession Plan expense, net	455

Chief Executive Officer Succession Plan expense, net	455

Operating income	15,039

Unrealized currency losses	1,522

Interest and other expense (income), net (b)	1,522

Income tax related adjustments	(4,963)

Provision for income taxes	(4,963)

Net income from continuing operations	$11,598

(a)	Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b)	Interest and other expenses, net includes interest and other financing expenses, net and other expense (income), net.

The Hain Celestial Group, Inc.  •  1111 Marcus Avenue  •  Lake Success, NY 11042

516-587-5000  •  www.hain.com